     As filed with the Securities and Exchange Commission on May 13, 1999
                                                      Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                               ZITEL CORPORATION
             (Exact name of registrant as specified in its charter)

       CALIFORNIA                                    94-2566313
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                             47211 BAYSIDE PARKWAY
                           FREMONT, CALIFORNIA 94538

                                 --------------

                    (Address of principal executive offices)

                                 --------------

                             1990 STOCK OPTION PLAN
                            (Full title of the plan)

                                 --------------

                                 ANNA M. MCCANN
                   VICE PRESIDENT, FINANCE AND ADMINISTRATION,
                     CHIEF ACCOUNTING OFFICER AND SECRETARY
                                ZITEL CORPORATION
                              47211 BAYSIDE PARKWAY
                            FREMONT, CALIFORNIA 94538
                            TELEPHONE: (510) 440-9600

                                 --------------

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                              JOHN L. CARDOZA, ESQ.
                                 LINDA M. RIGAS
                               COOLEY GODWARD LLP
                               5 PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                            TELEPHONE: (650) 843-5000

                                 --------------

                           CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
                                                        PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF SECURITIES                                      OFFERING                 AGGREGATE                AMOUNT OF
     TO BE REGISTERED       AMOUNT TO BE REGISTERED    PRICE PER SHARE (1)      OFFERING PRICE (1)        REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common
   Stock (no par value)        1,250,000 shares               $1.50                $1,875,000.00              $521.25
----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the closing price of Registrant's Common Stock on May 7, 1999 as reported on the Nasdaq National Market.

                  INCORPORATION BY REFERENCE OF CONTENTS OF
  REGISTRATION STATEMENTS ON FORM S-8 NOS. 33-40361, 33-47697 AND 33-92522

         The contents of Registration Statements on Form S-8 Nos. 33-40361, 33-47697 and 33-92522, respectively, filed with the Securities and Exchange Commission on May 31, 1991, May 7, 1992 and May 31, 1995, respectively, are incorporated by reference herein.

                                EXHIBITS

  EXHIBIT
  NUMBER
  ------
     5             Opinion of Cooley Godward LLP

    23.1           Consent of PricewaterhouseCoopers LLP

    23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

    24             Power of Attorney is contained on the signature pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on May 12, 1999.

                                ZITEL CORPORATION

                                By:  /s/Anna M. McCann
                                     -------------------------------------------
                                     Anna M. McCann
                                     Vice President, Finance and Administration,
                                     Chief Accounting Officer and Secretary



                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jack H. King and Anna M. McCann, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                            TITLE                               DATE

         /s/Jack H. King                President, Chief Executive                 May 12, 1999
-------------------------------------   Officer and Director (Principal
         (Jack H. King)                 Executive Officer)


        /s/Henry C. Harris              Chief Financial Officer (Principal         May 12, 1999
-------------------------------------   Financial Officer)
         (Henry C. Harris)


        /s/Anna M. McCann               Vice President, Finance and                May 12, 1999
-------------------------------------   Administration, Chief Accounting
         (Anna M. McCann)               Officer and Secretary (Principal
                                        Accounting Officer)


       /s/William R. Lonergan           Chairman of the Board of Directors         May 12, 1999
------------------------------------
       (William R. Lonergan)


         /s/Philip J. Koen              Director                                   May 12, 1999
------------------------------------
          (Philip J. Koen)


          /s/Asa W. Lanum               Director                                   May 12, 1999
------------------------------------
           (Asa W. Lanum)


         /s/Catherine P. Lego           Director                                   May 12, 1999
------------------------------------
         (Catherine P. Lego)

         /s/William M. Regitz           Director                                   May 12, 1999
------------------------------------
         (William M. Regitz)

                                      EXHIBIT INDEX

   EXHIBIT
    NUMBER                             DESCRIPTION
    ------                             -----------
      5              Opinion of Cooley Godward LLP

     23.1            Consent of PricewaterhouseCoopers LLP

     23.2            Consent of Cooley Godward LLP is contained in Exhibit 5 to this
                     Registration Statement

     24              Power of Attorney is contained on the signature pages